UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 20, 2009

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

3450 East Miraloma Avenue	92806-2101
Anaheim, CA	(Zip Code)
(Address of principal executive offices)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition
On August 20, 2009, Pacific Sunwear of California, Inc. (NASDAQ:PSUN) (the “Company”) announced financial results for the second quarter of fiscal 2009 ended August 1, 2009. The full text of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
99.1	Press Release issued by the Company on August 20, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 20, 2009

PACIFIC SUNWEAR OF CALIFORNIA, INC.
/s/ MICHAEL L. HENRY
Michael L. Henry
Sr. Vice President, Chief Financial Officer